Exhibit 99.1

Bentley Systems Announces First Quarter 2025 Results
EXTON, PA – May 7, 2025 – Bentley Systems, Incorporated (Nasdaq: BSY), the infrastructure engineering software company, today announced results for the quarter ended March 31, 2025.

First Quarter 2025 Results

•Total revenues were $370.5 million, up 9.7% or 10.9% on a constant currency basis, year-over-year;
•Subscriptions revenues were $342.3 million, up 11.5% or 12.7% on a constant currency basis, year-over-year;
•Annualized Recurring Revenues (“ARR”) were $1,319.3 million as of March 31, 2025, compared to $1,186.5 million as of March 31, 2024, representing a constant currency ARR growth rate of 12%;
•Last twelve-month recurring revenues dollar-based net retention rate was 110%, compared to 108% for the same period last year;
•Operating income margin was 31.1%, compared to 27.2% for the same period last year;
•Adjusted operating income less stock-based compensation expense (“AOI less SBC”) (previously titled Adjusted operating income inclusive of stock-based compensation expense (“Adjusted OI w/SBC”)) margin was 34.1%, compared to 33.3% for the same period last year;
•Net income per diluted share was $0.28, compared to $0.22 for the same period last year;
•Adjusted net income per diluted share (“Adjusted EPS”) was $0.35, compared to $0.31 for the same period last year;
•Cash flows from operations was $219.4 million, compared to $205.0 million for the same period last year; and
•Free cash flow was $216.4 million, compared to $201.4 million for the same period last year.

Executive Chair Greg Bentley said, “It is gratifying to report BSY’s excellent operational and financial results despite heightened uncertainties facing global markets. While software will always broadly benefit from globalization, infrastructure investment stands as a vital ‘local’ imperative within every individual country. Coinciding generally with our end markets, our colleagues and ongoing investments are distributed very widely. We are well served, with respect to even unprecedented macro disruption, by having consistently improved our business resilience over the course of five years as a public company. Our consistency, including current performance, underscores our intentionally more dependable mix within infrastructure sectors, across the infrastructure lifecycle, and of commercial models, account scale, and geography.”

CEO Nicholas Cumins said, “We started the year off strong and our results position us well in regard to our financial outlook for the year. Our accounts remain cautiously optimistic about their businesses, following the tariff announcements, as countries continue to prioritize infrastructure funding, some even more than before. The fundamentals of our demand environment remain the same: a critical need for better and more resilient infrastructure, a continued shortage of engineers, and backlogs extending further out.”

CFO Werner Andre said, “Our Q1 financial results were consistent with our expectations, including year-over-year constant-currency ARR growth of 12% and strong profitability and free cash flow. While acknowledging current global economic uncertainties, we continue to execute towards our financial outlook range for the year. Our balance sheet strength and anticipated cash flow generation amply funds our dividend, share repurchases to offset dilution from stock-based compensation, growth initiatives including potential acquisitions, and with our available credit capacity, the refinancing of next year’s maturing convertible debt.”

Call Details

Bentley Systems will host a live Zoom video webinar on May 7, 2025 at 8:15 a.m. Eastern time to discuss results for its first quarter ended March 31, 2025.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://bentley-com.zoom.us/webinar/register/WN_IMvNdW_9TbKDlC_12IGdnQ#/registration. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Non-GAAP Financial Measures

In this press release, we sometimes refer to financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are considered non-GAAP financial measures under the United States Securities and Exchange Commission (“SEC”) regulations. Those rules require the supplemental explanations and reconciliations that are in Bentley Systems’ Form 8-K (Quarterly Earnings Release) furnished to the SEC.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial condition, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: adverse changes in global economic and/or political conditions; the impact of tariffs and related policies on our business and the businesses of the industries we serve; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; failure to effectively manage succession; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; the impact of changing or uncertain interest rates on us and on the industries we serve; our ability to integrate acquired businesses successfully; and our ability to identify and consummate future investments and/or acquisitions on terms satisfactory to us or at all.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Form 10‑Qs, which are on file with the SEC. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Around the world, infrastructure professionals rely on software from Bentley Systems to help them design, build, and operate better and more resilient infrastructure for transportation, water, energy, cities, and more. Founded in 1984 by engineers for engineers, Bentley is the partner of choice for engineering firms and owner-operators worldwide, with software that spans engineering disciplines, industry sectors, and all phases of the infrastructure lifecycle. Through our digital twin solutions, we help infrastructure professionals unlock the value of their data to transform project delivery and asset performance.

© 2025 Bentley Systems, Incorporated. Bentley, and the Bentley logo are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

For more information, contact:
Investors: Eric Boyer, IR@bentley.com

BENTLEY SYSTEMS, INCORPORATED
Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$83,637	$64,009
Accounts receivable	312,296	322,862
Allowance for doubtful accounts	(8,736)	(8,395)
Prepaid income taxes	8,802	13,066
Prepaid and other current assets	50,056	50,531
Total current assets	446,055	442,073
Property and equipment, net	33,302	33,798
Operating lease right-of-use assets	31,765	32,303
Intangible assets, net	202,811	213,959
Goodwill	2,380,494	2,367,179
Investments	25,871	25,764
Deferred income taxes	199,405	198,286
Other assets	83,231	86,445
Total assets	$3,402,934	$3,399,807
Liabilities and Equity
Current liabilities:
Accounts payable	$24,498	$16,479
Accruals and other current liabilities	163,858	169,522
Cloud Services Subscription deposits	447,907	366,895
Deferred revenues	244,075	245,729
Operating lease liabilities	11,744	11,656
Income taxes payable	13,905	4,053
Current portion of long-term debt	—	—
Total current liabilities	905,987	814,334
Long-term debt	1,244,308	1,388,088
Deferred compensation plan liabilities	94,962	96,684
Long-term operating lease liabilities	26,092	26,894
Deferred revenues	16,576	16,641
Deferred income taxes	8,285	8,612
Income taxes payable	3,615	3,615
Other liabilities	5,420	3,819
Total liabilities	2,305,245	2,358,687
Equity:
Common stock	3,029	3,020
Additional paid-in capital	1,239,817	1,217,986
Accumulated other comprehensive loss	(97,583)	(104,078)
Accumulated deficit	(47,681)	(75,941)
Total Bentley Systems stockholders’ equity	1,097,582	1,040,987
Noncontrolling interest	107	133
Total equity	1,097,689	1,041,120
Total liabilities and equity	$3,402,934	$3,399,807

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Revenues:
Subscriptions	$342,318	$307,089
Perpetual licenses	10,792	9,512
Subscriptions and licenses	353,110	316,601
Services	17,432	21,162
Total revenues	370,542	337,763
Cost of revenues:
Cost of subscriptions and licenses	46,498	40,218
Cost of services	19,161	21,612
Total cost of revenues	65,659	61,830
Gross profit	304,883	275,933
Operating expense (income):
Research and development	72,450	68,371
Selling and marketing	63,059	54,386
General and administrative	47,228	46,482
Deferred compensation plan	(1,246)	5,799
Amortization of purchased intangibles	8,208	8,964
Total operating expenses	189,699	184,002
Income from operations	115,184	91,931
Interest expense, net	(3,808)	(6,520)
Other income, net	449	7,137
Income before income taxes	111,825	92,548
Provision for income taxes	(20,488)	(22,247)
Equity in net income of investees, net of tax	1	9
Net income	91,338	70,310
Less: Net income (loss) attributable to noncontrolling interest	(30)	—
Net income attributable to Bentley Systems	$91,368	$70,310

Net income per share attributable to Bentley Systems stockholders:
Basic	$0.29	$0.22
Diluted	$0.28	$0.22
Weighted average shares:
Basic	315,130,071	314,295,102
Diluted	333,441,006	333,623,518

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Cash flows from operating activities:
Net income	$91,338	$70,310
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,640	16,385
Deferred income taxes	(1,216)	5,302
Stock-based compensation expense	17,402	19,658
Deferred compensation plan	(1,246)	5,799
Amortization of deferred debt issuance costs	1,894	1,823
Change in fair value of derivative	4,372	(2,790)
Foreign currency remeasurement gain	(25)	(1,744)
Other	175	1,099
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	14,346	14,508
Prepaid and other assets	2,942	(5,321)
Accounts payable, accruals, and other liabilities	(8,356)	(874)
Cloud Services Subscription deposits	74,489	85,945
Deferred revenues	(6,538)	(9,257)
Income taxes payable, net of prepaid income taxes	14,198	4,126
Net cash provided by operating activities	219,415	204,969
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(3,044)	(3,599)
Purchases of investments	—	(250)
Net cash used in investing activities	(3,044)	(3,849)
Cash flows from financing activities:
Proceeds from credit facilities	122,249	39,838
Payments of credit facilities	(257,565)	(131,866)
Repurchase of convertible senior notes	(9,797)	—
Repayments of term loan	—	(2,500)
Payments of contingent and non-contingent consideration	(310)	(451)
Payments of dividends	(21,198)	(17,871)
Proceeds from stock purchases under employee stock purchase plan	5,312	5,560
Proceeds from exercise of stock options	—	4,007
Payments for shares acquired including shares withheld for taxes	(9,436)	(8,099)
Repurchases of Class B common stock under approved program	(30,014)	(15,006)
Other	(49)	(47)
Net cash used in financing activities	(200,808)	(126,435)
Effect of exchange rate changes on cash and cash equivalents	4,065	(1,496)
Increase in cash and cash equivalents	19,628	73,189
Cash and cash equivalents, beginning of period	64,009	68,412
Cash and cash equivalents, end of period	$83,637	$141,601

BENTLEY SYSTEMS, INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share data)
(unaudited)

Reconciliation of operating income to AOI less SBC and to Adjusted operating income:

	Three Months Ended
	March 31,
	2025	2024
Operating income	$115,184	$91,931
Amortization of purchased intangibles	11,444	12,190
Deferred compensation plan	(1,246)	5,799
Acquisition expenses	838	2,359
Realignment expenses	—	66
AOI less SBC	126,220	112,345
Stock-based compensation expense	17,305	19,337
Adjusted operating income	$143,525	$131,682

Reconciliation of net income attributable to Bentley Systems to Adjusted net income:

	Three Months Ended
	March 31,
	2025		2024
	$	EPS(1)	$	EPS(1)
Net income attributable to Bentley Systems	$91,368	$0.28	$70,310	$0.22
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles	11,444	0.03	12,190	0.04
Stock-based compensation expense	17,305	0.05	19,337	0.06
Deferred compensation plan	(1,246)	—	5,799	0.02
Acquisition expenses	838	—	2,359	0.01
Realignment expenses	—	—	66	—
Other income, net	(449)	—	(7,137)	(0.02)
Total non-GAAP adjustments, prior to income taxes	27,892	0.08	32,614	0.10
Income tax effect of non-GAAP adjustments	(4,682)	(0.01)	—	—
Equity in net income of investees, net of tax	(1)	—	(9)	—
Adjusted net income(2)	$114,577	$0.35	$102,915	$0.31

Adjusted diluted weighted average shares	333,441,006		333,623,518

(1)Adjusted EPS was computed independently for each reconciling item presented; therefore, the sum of Adjusted EPS for each line item may not equal total Adjusted EPS due to rounding.
(2)Adjusted EPS numerator includes $1,569 and $1,723 for the three months ended March 31, 2025 and 2024, respectively, related to interest expense, net of tax, attributable to the convertible senior notes using the if‑converted method.

Reconciliation of cash flows from operations to free cash flow:

	Three Months Ended
	March 31,
	2025	2024
Cash flows from operations	$219,415	$204,969
Purchases of property and equipment and investment in capitalized software	(3,044)	(3,599)
Free cash flow	$216,371	$201,370

Reconciliation of cash flows from operations to Adjusted EBITDA:

	Three Months Ended
	March 31,
	2025	2024
Cash flows from operations	$219,415	$204,969
Cash interest	2,150	5,257
Cash taxes	7,963	11,543
Cash deferred compensation plan distributions	526	473
Cash acquisition expenses	1,727	1,807
Cash realignment costs	—	7,517
Changes in operating assets and liabilities	(81,775)	(93,332)
Other(1)	(1,864)	(2,357)
Adjusted EBITDA	$148,142	$135,877

(1) Includes receipts related to interest rate swap.

Reconciliation of total revenues and subscriptions revenues to total revenues and subscriptions revenues in constant currency:

	Three Months Ended March 31, 2025			Three Months Ended March 31, 2024
	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency	Actual	Impact of Foreign Exchange at 2024 Rates	Constant Currency
Total revenues	$370,542	$3,777	$374,319	$337,763	$(342)	$337,421
Subscriptions revenues	$342,318	$3,333	$345,651	$307,089	$(332)	$306,757